UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2005

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda

(Address of principal executive offices and zip code)

441-294-6350

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2005, the shareholders of Quanta Capital Holdings Ltd. (the "Company") approved an amendment to the Company's 2003 Long Term Incentive Plan (as previously adopted by the shareholders effective July 10, 2003), pursuant to which the number of common shares available under such plan was increased to 9,350,000 (as amended, the "Plan"). For a complete description of the Plan reference is made to Exhibit 10.1 attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number	Description
10.1	Quanta Capital Holdings Ltd. 2003 Long Term Incentive Plan, as amended on June 2, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.
Date:June 8, 2005	/s/ Tobey J. Russ
Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
10.1	Quanta Capital Holdings Ltd. 2003 Long Term Incentive Plan, as amended on June 2, 2005